GT EXCLUSIVE INFORMATION – NOT FOR DISTRIBUTION TO APPLE INC. – SUBJECT TO TERMS OF OCTOBER 14, 2014 NDA GT Advanced Technologies Inc Cash Flow Forecast - Consolidated ($000's) 0 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 Total Actual Actual Actual Actual Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst 11-6 11-13 11-20 11-27 12-4 12-11 12-18 12-25 1-1 1-8 1-15 1-22 1-29 2-5 2-12 2-19 2-26 13 Weeks Cash Receipts Polysilicon (Poly) 50$ 451$ 125$ 165$ 175$ -$ 100$ -$ -$ -$ 42$ -$ -$ -$ -$ -$ -$ 317$ DSS (PV) - - - - - - - - - 2,709 - - - - 301 - - 3,010 Merlin Grids - - - - - - - - - - - - - - - - - - Merlin Modules 15 15 31 - 20 10 31 10 31 75 75 125 125 125 125 125 125 1,002 Sapphire Systems Group (SSG) - - - - - - - - - - - - - - - - - - Sapphire Equipment (ASF) (1) - - - - - - 13,298 - - - - - - - - - - 13,298 Sapphire Materials - Industrial (Ti/LAOS) 87 267 242 104 199 190 190 730 200 211 111 127 129 101 68 89 131 2,477 Mesa Non-Core Assets / Inv. Recovery - 25 25 26 - - 816 750 - - - - - - - - 1,080 2,646 Mesa Fire Related Insurance Receipts - - - - - - - - - - - - - - 2,000 - - 2,000 Other Operating Receipts 1,100 16 2 240 - - - 160 160 80 - - - 160 - - - 560 Operating Receipts 1,252 774 425 535 394 200 14,435 1,650 391 3,075 228 252 254 386 2,494 214 1,336 25,309 Non-operating receipts 186 1 - 66 - 23,774 - - - - - - - - - - - 23,774 Total Cash Receipts 1,438$ 775$ 425$ 601$ 394$ 23,974$ 14,435$ 1,650$ 391$ 3,075$ 228$ 252$ 254$ 386$ 2,494$ 214$ 1,336$ 49,083$ Cash Disbursements Salaries, Benefits and Temps (43)$ (888)$ (109)$ (1,302)$ (65)$ (665)$ (60)$ (812)$ (423)$ (662)$ (60)$ (800)$ (505)$ (663)$ (60)$ (785)$ (404)$ (5,964)$ Vendors / COGS / CapEx / Shipping (2,423) (391) (575) (346) (348) (1,200) (1,434) (1,413) (1,228) (944) (710) (210) (225) (190) (306) (90) (565) (8,862) Deposits / CV / Foreign / Shippers - - - - - - - - - (901) - - - - - - - (901) Prop & Equip Lease (2) - - (147) (56) - (24) (75) - (95) - (24) (75) (95) - (14) (85) (543) Insurance Premiums (318) - - - - (1,141) - - - (200) - - - - - - - (1,341) Utilities & Connectivity (7) (81) (3) (4) (50) (100) (50) - - (150) - - - (150) - - - (500) Non-Restructuring Professional Fees (114) (35) - (102) (175) (250) (100) (250) (400) (250) - (250) (350) (250) - (250) - (2,525) Taxes (6) (3) (78) (16) (90) (70) (100) - - - - (15) - - - - - (275) Other (158) (179) (81) (106) (185) (185) (185) (185) (185) (185) (185) (185) (185) (185) (185) (185) (185) (2,405) Total Operating Cash Disbursements (3,071)$ (1,577)$ (846)$ (2,023)$ (969)$ (3,612)$ (1,953)$ (2,735)$ (2,235)$ (3,388)$ (955)$ (1,483)$ (1,340)$ (1,533)$ (551)$ (1,324)$ (1,239)$ (23,315)$ Operating Cash Flow (1,633)$ (802)$ (421)$ (1,422)$ (575)$ 20,362$ 12,482$ (1,085)$ (1,844)$ (313)$ (727)$ (1,231)$ (1,086)$ (1,147)$ 1,943$ (1,110)$ 98$ 25,768$ Non-Operating Disbursements Restructuring Professional Fees -$ -$ -$ -$ (1,072)$ (347)$ -$ -$ -$ (3,794)$ -$ -$ (2,368)$ -$ -$ -$ -$ (7,582)$ Apple Repayment - - - - - - - - - - - - - - - - - - Financing Fees / Interest - - - - (2,072) - - - (532) - - - (528) - - - - (3,132) Other - - - - - - - - - - - - - - - - - - Total Non-Operating Disbursements -$ -$ -$ -$ (3,144)$ (347)$ -$ -$ (532)$ (3,794)$ -$ -$ (2,896)$ -$ -$ -$ -$ (10,714)$ Net Cash Flow (excl. DIP Draws/Paydowns) (1,633)$ (802)$ (421)$ (1,422)$ (3,719)$ 20,014$ 12,482$ (1,085)$ (2,376)$ (4,107)$ (727)$ (1,231)$ (3,982)$ (1,147)$ 1,943$ (1,110)$ 98$ 15,054$ Cash Balance Beginning Cash Book Balance 99,833$ 98,200$ 97,398$ 96,977$ 95,555$ 46,836$ 66,850$ 78,132$ 77,047$ 74,671$ 70,564$ 69,837$ 68,606$ 64,624$ 63,478$ 63,421$ 62,311$ 95,555 Net Cash Flow (excl. DIP Draws/Paydowns) (1,633) (802) (421) (1,422) (3,719) 20,014 12,482 (1,085) (2,376) (4,107) (727) (1,231) (3,982) (1,147) 1,943 (1,110) 98 15,054 DIP Draws/(Paydowns) - - - - (45,000) - (1,200) - - - - - - - (2,000) - - (48,200) Ending Cash Book Balance 98,200$ 97,398$ 96,977$ 95,555$ 46,836$ 66,850$ 78,132$ 77,047$ 74,671$ 70,564$ 69,837$ 68,606$ 64,624$ 63,478$ 63,421$ 62,311$ 62,408$ 62,408$ Outstanding Checks / Deposits in Transit 244 216 165 127 300 300 300 300 300 300 300 300 300 300 300 300 300 300 Ending Cash Bank Balance 98,444$ 97,614$ 97,142$ 95,682$ 47,136$ 67,150$ 78,432$ 77,347$ 74,971$ 70,864$ 70,137$ 68,906$ 64,924$ 63,778$ 63,721$ 62,611$ 62,708$ 62,708$ DIP Balance Beginning DIP Balance 95,646$ 95,646$ 95,646$ 95,646$ 95,646$ 50,780$ 50,780$ 49,580$ 49,580$ 49,648$ 49,648$ 49,648$ 49,648$ 49,715$ 49,715$ 47,715$ 47,715$ 95,646$ PIK Interest - - - - 134 - - - 68 - - - 67 - - - - 269 Draw - - - - - - - - - - - - - - - - - - Paydown - - - - (45,000) - (1,200) - - - - - - - (2,000) - - (48,200) Ending DIP Balance 95,646$ 95,646$ 95,646$ 95,646$ 50,780$ 50,780$ 49,580$ 49,580$ 49,648$ 49,648$ 49,648$ 49,648$ 49,715$ 49,715$ 47,715$ 47,715$ 47,715$ 47,715$ Privileged & Confidential 1 of 2 Draft - Subject to Change EXHIBIT 99.6